DRESDNER RCM EQUITY FUNDS, INC.
                   SUPPLEMENT DATED AUGUST 24, 1998
                  TO THE PROSPECTUS DATED MAY 1, 1998

The following information replaces the similar information under the subheading "Global Small Cap Fund" at page 31 of the Prospectus:

David S. Plants and Timothy M. Kelly are primarily responsible for the day-to-day management of the Global Small Cap Fund. Mr. Plants is a Director of the Investment Manager, with which he has been associated since 1993. Mr. Kelly is an Assistant Director of the Investment Manager, with which he has been associated since 1995. They have participated in the management of portfolios on behalf of the Investment Manager since 1993 and 1995, respectively.

The following information replaces in its entirety the last full paragraph under the subheading "Who manages the Funds?" at page 30 of the Prospectus:

Dresdner manages, operates and makes all decisions regarding the day-to-day business and affairs of the Investment Manager, subject to the oversight of Dresdner RCM's Board of Managers.